FEBRUARY 1, 2000



                                                                     PROSPECTUS

PROFUNDS MUTUAL FUNDS

ULTRASMALL-CAP PROFUND

ULTRAMID-CAP PROFUND

ULTRAJAPAN PROFUND




[PROFUNDS LOGO]

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                TABLE OF CONTENTS


                        1  THE PROFUNDS OVERVIEW

                       11  PROFUNDS STRATEGY

                       15 SHARE PRICES, CLASSES & TAX INFORMATION

                       21 SHAREHOLDER SERVICES GUIDE

                       31 PROFUNDS MANAGEMENT


[PROFUNDS LOGO]        PROFUND ADVISORS LLC
                       INVESTMENT ADVISOR

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                                                                    THE PROFUNDS

                                                                        OVERVIEW


OVERVIEW AND INVESTMENT OBJECTIVES

     Each of the ProFunds described in this prospectus ("ProFunds") seeks a daily return equal to double of the performance of a particular stock market index.*

     o ULTRASMALL-CAP PROFUND -- seeks daily investment results that correspond to twice (200%) the performance of the Russell 2000(R) Index.

     o ULTRAMID-CAP PROFUND -- seeks daily investment results that correspond to twice (200%) the performance of the S&P MidCap 400 Index(R).


     o ULTRAJAPAN PROFUND -- seeks daily investment results that correspond to twice (200%) the performance of the Nikkei 225 Stock Average.

     If a ProFund is successful in meeting its objective, it should gain approximately twice as much as its benchmark index when the prices of the securities in that index rise on a given day and should lose approximately twice as much as the benchmark on a day when such prices decline.



* The securities indexes that the ProFunds use as their benchmark are described below under "Benchmark Indexes."


                                                     The ProFunds Overview     1

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THIS CHART SUMMARIZES THE DAILY OBJECTIVE OF THE PROFUNDS:

PROFUND       INDEX            DAILY OBJECTIVE   TYPES OF COMPANIES IN INDEX

Ultra         Russell 2000     Double            Diverse, small capitalization

Small-Cap

UltraMid-Cap  S&P MidCap 400   Double            Diverse, widely traded,
                                                 mid-sized capitalization
                                                 companies

UltraJapan    Nikkei 225       Double            Large capitalization, widely
              Stock Average                      traded Japanese stocks


PRINCIPAL STRATEGIES

     The ProFunds' investment advisor, ProFund Advisors LLC, uses quantitative and statistical analysis it developed in seeking to achieve each ProFund's investment objective. This analysis determines the type, quantity and mix of investment positions that a ProFund should hold to approximate the performance of its benchmark.

     The ProFunds may invest in stocks that ProFund Advisors believe should simulate the movement of the applicable underlying index. In addition, the ProFunds may invest in the following instruments as a substitute for investing directly in stocks, achieving leverage and for other purposes:

     o Futures contracts on stock indexes and options on futures contracts; and

     o Financial instruments such as equity caps, collars, floors, depository receipts, and options on securities and stock indexes.

     The PROFUNDS generally invest in the above instruments to produce economically "leveraged" investment results. Leverage is a way to change small market movements into larger changes in the value of a ProFund's investments.

     ULTRAJAPAN PROFUND invests in financial instruments including American Depository Receipts ("ADRs") with values that reflect the performance of certain stocks of Japan-based companies.


2    The ProFunds Overview

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PRINCIPAL INVESTMENT RISKS

     Like all investments, the ProFunds entail risk. ProFund Advisors cannot guarantee that any of the ProFunds will achieve its objective. As with any mutual fund, the ProFunds could lose money, or their performance could trail that of other investment alternatives.

     In addition, the ProFunds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the ProFunds.

     The following chart summarizes certain risks associated with the ProFunds:


                                                      SMALL            MID-
                  MARKET    LEVERAGE    FOREIGN   CAPITALIZATION  CAPITALIZATION
CAPITALIZATION     RISK       RISK        RISK         RISK            RISK

UltraSmall-Cap       X          X                        X

UltraMid-Cap         X          X                                        X

UltraJapan           X          X           X

                   These and other risks are described below.


PRINCIPAL RISKS ASSOCIATED WITH PARTICULAR PROFUNDS

o SMALL COMPANY INVESTMENT RISK The UltraSmall-Cap ProFund could experience greater risks than a fund which invests primarily in large capitalized, widely traded companies, such as:

     o Small company stocks tend to have greater fluctuations in price than the stocks of large companies.

     o There can be a shortage of reliable information on certain small companies, which at times can pose a risk.

     o Small companies tend to lack the financial and personnel resources to handle industry wide setbacks and as a result such setbacks could have a greater effect on the companies' share prices.


                                                       The ProFunds Overview   3

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     o Small company stocks are typically less liquid then large company stocks and liquidating positions in turbulent market conditions could become difficult.

o MID-CAP COMPANY INVESTMENT RISK The UltraMid-Cap ProFund could experience risks that a fund which invests in primarily large capitalized, widely traded companies would not. Such risks could include:

     o Mid-Cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies.

     o Stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely-traded companies.

o FOREIGN INVESTMENT RISK The UltraJapan ProFund entails the risk of foreign investing, which may involve risks not typically associated with investing in U.S. securities alone:

     o Japan has accounting and disclosure standards that differ from U.S. standards. Accordingly, this ProFund may not have access to adequate or reliable company information.

     o The UltraJapan ProFund will be subject to the market, economic and political risks of the countries where it invests or where the companies represented in the benchmark index are located. Because it may invest, directly or indirectly, a large portion of its assets in Japanese stocks, its performance may be susceptible to economic, political or regulatory effects affecting Japanese companies and Japan, generally.

     o Securities purchased by this ProFund may be priced in foreign currencies. Their value could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.


4    The ProFunds Overview

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     o VALUATION TIME RISK UltraJapan ProFund generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial market since the calculation of the closing level of the Nikkei 225 Stock Average. The Nikkei 225 Stock Average is determined in the early morning U.S. Eastern time prior to the opening of the New York Stock Exchange. As a result, the day-to-day correlation of UltraJapan's performance may vary from the closing performance of the Nikkei 225 Stock Average. However, ProFunds believes that over time UltraJapan's performance will correlate highly with the movement of the Nikkei 225 Stock Average.

     PRINCIPAL RISKS IN COMMON

     Each ProFund faces certain risks in common:

     o LEVERAGE RISK The ProFunds employ leveraged investment techniques. Leverage is the ability to get a return on a capital base that is larger than a ProFund's investment. Use of leverage can magnify the effects of changes in the value of the ProFunds and makes them more volatile. The leveraged investment techniques that the ProFunds employ should cause investors in these ProFunds to lose more money in adverse environments.

     o MARKET RISK The ProFunds are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific industries or companies. Shareholders should lose money when the index underlying their benchmark declines. These indexes are discussed in the next section.

     o LIQUIDITY RISK In certain circumstances, such as a disruption of the orderly markets for the financial instruments in which the ProFunds invest, the ProFunds might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds from limiting losses or realizing gains.


                                                      The ProFunds Overview    5
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     o CORRELATION RISK While ProFund Advisors expects that each of the ProFunds will track its benchmark with an average correlation of .90 or better over a year, there can be no guarantee that the ProFunds will be able to achieve this level of correlation. A failure to achieve a high degree of correlation may prevent a ProFund from achieving its investment goal.

     o NON-DIVERSIFICATION RISK The ProFunds are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of companies, if ProFund Advisors determines that doing so is the most efficient means of tracking the relevant benchmark. This would make the performance of a ProFund more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. Nevertheless, the ProFunds intend to invest on a diversified basis.

     o RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES The ProFunds use investment techniques that may be considered aggressive. Risks associated with the use of options, futures contracts, and options on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.


BENCHMARK INDEXES

     o The RUSSELL 2000(R) INDEX is an unmanaged index consisting of 2,000 small company common stocks. The Index comprises 2,000 of the smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000(R) Index which, in turn, represents approximately 98% of the publicly traded U.S. equity market.


6    The ProFunds Overview

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     o The S&P MIDCAP 400 INDEX(R) is a widely used measure of medium capitalized U.S. company stock performance. It consists of the common stocks of 400 major corporations selected for their size and the frequency and ease with which their stocks trade. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the American economy.

     o The NIKKEI 225 STOCK AVERAGE is a price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock Exchange. The index is computed and distributed by the Nihon Keizai Shimbun (NKS).

     ProFunds' Board of Trustees may change a ProFund's investment objective without shareholder approval if, for example, it believes another benchmark might better suit shareholder needs.



WHO MAY WANT TO CONSIDER A PROFUNDS INVESTMENT

     The PROFUNDS may be appropriate for investors who:

     o believe that over the long term, the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return they will achieve superior results over time. Investors in the ProFunds should understand that since each ProFund seeks to double the daily performance of its benchmark index, it should have twice the volatility of a conventional index fund and twice the potential risk of loss.

     o are seeking to match an index's daily return with half the investment required of conventional stock index mutual funds.

     ---------------------------------------------------------------------------
     An investor might invest $100,000 in a conventional Russell 2000(R) Index Fund. Alternatively that same investor could invest half that amount--$50,000--in the UltraSmall-Cap ProFund and target the same daily return.
     ---------------------------------------------------------------------------


                                                     The ProFunds Overview     7

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     ALL OF THE PROFUNDS may be appropriate for investors who are executing a strategy that relies on frequent buying, selling or exchanging among stock mutual funds, since the ProFunds do not limit how often an investor may exchange among the ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $15 wire redemption fee.


PROFUNDS' PERFORMANCE

     Because the ProFunds are newly formed and have no investment track record, they have no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.


PROFUNDS' FEES AND EXPENSES

     The tables below describe the estimated fees and expenses you may pay if you buy and hold shares of the ProFunds during their first year of operations. YOU PAY NO SALES CHARGE WHEN YOU BUY OR SELL SHARES, OR WHEN YOU REINVEST DIVIDENDS.



SHAREHOLDER FEES - INVESTOR CLASS SHARES AND SERVICE CLASS SHARES
(paid directly from your investment)

  Wire Redemption Fee*              $15

* This charge may be waived at the discretion of the ProFunds.

ANNUAL OPERATING EXPENSES - INVESTOR CLASS SHARES
(percentage of average daily net assets)

                                  ULTRASMALL-CAP   ULTRAMID-CAP      ULTRAJAPAN
                                  PROFUND          PROFUND           PROFUND
Management fees                   0.75%            0.75%             0.90%
Distribution (12b-1) fees         none             none              none
Other expenses                    0.58%            0.58%             0.58%
Total annual operating expenses   1.33%            1.33%             1.48%


8    The ProFunds Overview

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ANNUAL OPERATING EXPENSES - SERVICE CLASS SHARES
(percentage of average daily net assets)

                                  ULTRASMALL-CAP   ULTRAMID-CAP      ULTRAJAPAN
                                  PROFUND          PROFUND           PROFUND
Management fees                   0.75%            0.75%             0.90%
Distribution (12b-1) fees         none             none              none
Other expenses**                  1.58%            1.58%             1.58%
Total annual operating expenses   2.33%            2.33%             2.48%

** Includes a shareholder services plan fee equal, on an annual basis, to a maximum of 1.00% of average daily net assets of Service Class shares. See "Share Prices, Classes and Tax Information - Classes of Shares," for more information.


EXPENSE EXAMPLES

          The following examples illustrate the expenses you would have incurred on a $10,000 investment in each ProFund, and are intended to help you compare the cost of investing in the ProFunds compared to other mutual funds. The examples assume that you invest for the time periods shown and redeem all of your shares at the end of each period, that each ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because these examples are hypothetical and for comparison only, your actual costs will be different.


     INVESTOR CLASS Expense Examples

                                               1 year            3 years
     UltraSmall-Cap ProFund                $135              $421
     UltraMid-Cap ProFund                  $135              $421
     UltraJapan ProFund                    $151              $468

     SERVICE CLASS EXPENSE EXAMPLES

                                          1 year            3 years
     UltraSmall-Cap ProFund                $236              $727
     UltraMid-Cap ProFund                  $236              $727
     UltraJapan ProFund                    $251              $773



                                                     The ProFunds Overview     9

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                                                                        PROFUNDS

                                                                        STRATEGY


WHAT THE PROFUNDS DO

     Each ProFund:

     o Seeks to provide its shareholders with predictable investment returns approximating its benchmark by investing in securities and other financial instruments, such as futures and options on futures.

     o Uses a mathematical and quantitative approach.

     o Pursues its objective regardless of market conditions, trends or direction.

     o Seeks to provide correlation with its benchmark on a daily basis.


WHAT THE PROFUNDS DO NOT DO

     ProFund Advisors does not:

     o Conduct conventional stock research or analysis or forecast stock market movement in managing the ProFunds' assets.

     o Invest the ProFunds' assets in stocks or instruments based on ProFund Advisors' view of the fundamental prospects of particular companies.


                                                        ProFunds Strategy     11

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     o Adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for their benchmark indexes.

     o Seek to invest to realize dividend income from their investments.

     o Seek to provide correlation with the ProFunds' benchmarks over a period of time other than daily, such as monthly or annually, since mathematical compounding prevents the ProFunds from achieving such results.


IMPORTANT CONCEPTS

     o LEVERAGE offers a means of magnifying small market movements, up or down, into large changes in an investment's value.

     o FUTURES, or FUTURES CONTRACTS, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date.

     o OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed sum during a specified period or on a specified day

     o AMERICAN DEPOSITORY RECEIPTS ("ADRs") represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.


12   ProFunds Strategy

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PORTFOLIO TURNOVER

     ProFund Advisors expects a significant portion of the ProFunds' assets to come from professional money managers and investors who use ProFunds as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Although ProFund Advisors believes its accounting methodology should minimize the effect on ProFunds of such trading, market timing trading could increase the rate of ProFunds' portfolio turnover, forcing realization of substantial capital gains and losses and increasing transaction expenses. In addition, while the ProFunds do not expect it, large movements of assets into and out of the ProFunds may negatively impact their abilities to achieve their investment objectives or their level of operating expenses.


                                                        ProFunds Strategy     13

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                                                     SHARE PRICES, CLASSES & TAX

                                                                     INFORMATION



CALCULATING THE PROFUNDS' SHARE PRICES

     Each ProFund calculates daily share prices on the basis of the net asset value of each class of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE and the Chicago Mercantile Exchange are open for business.

     Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt of an order in good form. If portfolio investments of a ProFund are traded in markets on days when the ProFund's principal trading market(s) is closed, the ProFund's net asset value may vary on days when investors cannot purchase or redeem shares.

     The ProFunds value shares of each class of shares by dividing the market value of the assets attributable to each class, less the liabilities attributable to the class, by the number of the class's outstanding shares. The ProFunds use the following methods for arriving at the current market price of investments held by the ProFunds:

     o securities listed and traded on exchanges--the last price the stock traded at on a given day, or if there were no sales, the mean between the closing bid and asked prices.

     o securities traded over-the-counter--NASDAQ-supplied information on the prevailing bid and asked prices.


                                   Share Prices, Classes & Tax Information    15

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     o futures contracts and options on indexes and securities--the last sale price prior to the close of regular trading on the NYSE.

     o options on futures contracts--priced at fair value determined with reference to established future exchanges.

     o bonds and convertible bonds generally are valued using a third-party pricing system.

     o short-term debt securities are valued at amortized cost, which approximates market value.

     When price quotes are not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the ProFunds' Board of Trustees. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the ProFunds sold them. In the event that a trading halt closes the NYSE or a futures exchange early, portfolio investments may be valued at fair value, or in a manner that is different from the discussion above. See the Statement of Additional Information for more details.

     THE NEW YORK STOCK EXCHANGE and the CHICAGO MERCANTILE EXCHANGE, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in
     May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Either or both of these Exchanges may close early on the business day before each of these holidays. Either or both of these Exchanges also may close early on the day after Thanksgiving Day and the day before Christmas holiday.


16   Share Prices, Classes & Tax Information

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DIVIDENDS AND DISTRIBUTIONS

     Each of the ProFunds intends to distribute to its shareholders every year all of the year's net investment income and net capital gains. Each ProFund will reinvest these distributions in additional shares unless a shareholder has written to request a direct cash distribution.


TAX CONSEQUENCES

     A ProFund does not ordinarily pay income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders, but individual shareholders pay tax on the dividends and distributions they receive. Shareholders will generally be taxed regardless of how long they have held ProFund shares and regardless of whether they receive cash or choose to have distributions and dividends reinvested. Distributions and dividends generally will be taxable as either ordinary income or long-term capital gains. For example, if a ProFund designates a particular distribution as a long-term capital gain distribution, it will be taxable to shareholders at their long-term capital gains rate. Dividends and distributions may also be subject to state and local taxes.

     Every year, the ProFunds will send shareholders tax information on the dividends and distributions for the previous year.

     If shareholders sell or redeem their ProFund shares, they may have a capital gain or loss, which will be long-term or short-term, generally depending upon how long they have held the shares. An exchange of ProFund shares may be treated as a sale.

     The tax consequences for tax deferred retirement accounts or non-taxable shareholders will be different.

     PLEASE KEEP IN MIND:

     o Whether a distribution by a ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on whether it is long-term capital gains of the ProFund, not on how long an investor has owned shares of the ProFund.


17   Share Prices, Classes & Tax Information

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     o Dividends and distributions declared by a ProFund in October, November or
     December of one year and paid in January of the next year may be taxable in the year the ProFund declared them.

     o As with all mutual funds, a ProFund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions and redemption proceeds, payable to shareholders who fail to provide the ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. You also may be subject to a $50 fee to reimburse the ProFunds for any penalty that the IRS may impose.

     PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR MORE INFORMATION. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE THE TAX LAWS ARE SUBJECT TO CHANGE, PROFUND ADVISORS RECOMMENDS THAT SHAREHOLDERS CONSULT THEIR TAX ADVISORS ABOUT FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF INVESTMENT IN THE PROFUNDS.


CLASSES OF SHARES

     Investors in any of the ProFunds can purchase either Investor Class shares directly, or Service Class shares through an authorized firm, such as a registered investment advisor, a bank or a trust company. Under a shareholder services plan for Service Class shares, each ProFund may pay an authorized firm up to 1.00% on an annualized basis of average daily net assets attributable to its customers who are Service Class shareholders. For this fee, the authorized firms may provide a variety of services, such as:

     o receiving and processing shareholder orders,

     o performing the accounting for the shareholder's account,


18   Share Prices, Classes & Tax Information

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     o maintaining retirement plan accounts,

     o answering questions and handling correspondence for individual accounts,

     o acting as the sole shareholder of record for individual shareholders,

     o issuing shareholder reports and transaction confirmations,

     o executing daily investment "sweep" functions, and

     o providing investment advisory services.

     Holders of a ProFund's Service Class shares pay all fees and expenses applicable to these shares. The authorized firms may charge extra for services beyond those specified above, but they must furnish clients who own Service Class shares with a schedule explaining those fees.


                                  Share Prices, Classes & Tax Information     19
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                                                            SHAREHOLDER SERVICES

                                                                           GUIDE


     CONTACTING THE PROFUNDS

          BY TELEPHONE:      (888) 776-3637 or (614) 470-8122--
                             for investors
                             (888) 776-5717--a phone line dedicated
                             for use by financial professionals only

          BY MAIL:           ProFunds
                             P.O. Box 182800
                             Columbus, OH 43218-2800

          BY OVERNIGHT MAIL: ProFunds
                             c/o BISYS Fund Services
                             3435 Stelzer Road

                             Columbus, OH 43219


     MINIMUM INVESTMENTS

          o $5,000 for discretionary accounts controlled by a financial professional.

          o $15,000 for self-directed accounts controlled directly by investors.


                                               Shareholder Services Guide     21
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          These minimums apply to all accounts, including retirement plans, and apply to the total value of an investor's initial ProFund investment. The ProFunds reserve the right to reject or refuse, at their discretion, any order for the purchase of a ProFund's shares in whole or in part.


OPENING YOUR PROFUNDS ACCOUNT

          BY MAIL: Send a completed application, along with a check payable to "ProFunds," to the aforementioned address. Cash, credit cards and credit card checks are not accepted. Please contact the ProFunds in advance if you wish to send third party checks. All purchases must be made in U.S. dollars through a U.S. bank.

          BY WIRE TRANSFER: First, complete an application and fax it to the ProFunds at (800) 782-4797 (toll-free) or (614) 470-8718. Next, call the ProFunds at (888) 776-3637 (toll-free) or (614) 470-8122 to a)
          confirm receipt of the faxed application, b) request your new account number, c) inform the ProFunds of the amount to be wired and d) receive a confirmation number for your purchase order. After receiving your confirmation number, instruct your bank to transfer money by wire to:

            UMB BANK, N.A.
            KANSAS CITY, MO
            ROUTING/ABA #:101000695
            PROFUNDS DDA #9870857952

            FOR FURTHER CREDIT TO: Your name, the name of the ProFund(s), and your ProFunds account number.

            CONFIRMATION NUMBER: The confirmation number given to you by the ProFunds representative.

          After faxing a copy of the completed application, send the original to the ProFunds via mail or overnight delivery. The addresses are shown above under "Contacting the ProFunds by mail."


22        Shareholder Services Guide

          Instructions, written or telephonic, given to the ProFunds for wire transfer requests do not constitute a purchase order until the wire transfer has been received by the ProFunds. The ProFunds are not liable for any loss incurred due to a wire transfer not having been received.

          Please note that your bank may charge a fee to send or receive wires.


          ESTABLISHING ACCOUNTS FOR TAX-SHELTERED RETIREMENT PLANS

          The ProFunds sponsor Individual Retirement Accounts ("IRAs") that enable individual investors to set up their own retirement savings programs. ProFund Advisors charges an annual fee of $15 per social security number for all types of IRAs to pay for the extra maintenance and tax reporting that these plans require. Investors in other types of retirement plans also may invest in the ProFunds. For additional information and an application, contact the ProFunds directly by phone or at the above address.


PURCHASING ADDITIONAL PROFUNDS SHARES

          BY MAIL: Send a check payable to "ProFunds", noting the ProFund and account number, to the aforementioned address. Cash, credit cards, and credit card checks are not accepted. Please contact the ProFunds in advance if you wish to send third party checks. All purchases need to be made in U.S. dollars through a U.S. bank.

          BY WIRE TRANSFER: Call the ProFunds to inform us of the amount you will be wiring and receive a confirmation number.

          YOU CAN THEN INSTRUCT YOUR BANK TO TRANSFER YOUR FUNDS TO:

             UMB Bank, N.A.
             Kansas City, MO
             Routing/ABA #:101000695
             ProFunds DDA #9870857952


                                                Shareholder Services Guide    23

             FOR FURTHER CREDIT TO: Your name, the name of the ProFund(s), and your ProFunds account number.

             CONFIRMATION NUMBER: The confirmation number given to you by the ProFunds representative.

          Instructions, written or telephonic, given to ProFunds for wire transfer requests do not constitute a purchase order until the wire transfer has been received by ProFunds. ProFunds are not liable for any loss incurred due to a wire transfer not having been received.

          Please note that your bank may charge a fee to send or receive wires.


          PLEASE KEEP IN MIND WHEN PURCHASING SHARES:

          o The minimum subsequent purchase amount is $100.

          o ProFunds price shares you purchase at the price per share next computed after we receive and accept your purchase order in good order. In order to be in good order, a purchase order must include a properly completed application and wire, check or other form of payment.

          o A wire order is considered in good order only if (i) you have called ProFunds under the procedures described above and (ii) ProFunds receives and accepts your wire. ProFunds can only accept wires during the times they process wires: between 8:00 a.m. and 3:30 p.m., Eastern time for all ProFunds. Wires received after ProFunds' wire processing times will be processed the next business day and will receive that day's share price. If the primary exchange or market on which a ProFund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.


24        Shareholder Services Guide

          o If your purchase is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on a cancelled transaction will accrue to the ProFunds.

          o Securities brokers and dealers have the responsibility of transmitting your orders promptly. Brokers and dealers may charge transaction fees on the purchase and/or sale of a ProFund's shares.


EXCHANGES

          Shareholders can exchange shares of either class of any ProFund for shares of either class of another ProFund, including ProFunds that are not described in this prospectus, free of charge. ProFunds can only honor exchanges between accounts registered in the same name, and having the same address and taxpayer identification number.

          ProFunds accept exchange orders either by phone, in writing, or on-line via the Internet. You will need to specify the number of shares, or the percentage or dollar value of the shares you wish to exchange, and the ProFunds (and classes of shares) involved in the transaction.

          Shareholders may use their personal computer to transact on-line exchanges of shares of ProFunds at the ProFunds' website (www.profunds.com). To access this service through the website, click on the "Trade/Access Account" icon and you will be prompted to enter your Social Security Number. Follow the instructions to establish your Personal Identification Number (PIN) which will allow you to execute exchanges between ProFunds and access ProFunds account information.


                                               Shareholder Services Guide     25

          Internet exchange transactions are extremely convenient, but are not risk free. To ensure that all Internet transactions are safe, secure and as risk-free as possible, ProFunds has instituted certain safeguards and procedures for determining the identity of web site users. As a result, neither ProFunds nor their transfer agent will be responsible for any loss, liability, cost or expense for following Internet instructions they reasonably believe to be genuine. If you or your intermediary make exchange requests by Internet, you will generally bear the risk of loss.

          ProFunds may terminate the ability to exchange ProFund shares on the website at any time, in which case you may continue to exchange shares as otherwise described in this prospectus, which is readily available for viewing on the website.

          PROFUNDS CAN ONLY ACCEPT EXCHANGE ORDERS BY PHONE BETWEEN 8:00 A.M. AND 3:50 P.M. (3:55 P.M. FOR INTERNET EXCHANGE ORDERS) AND BETWEEN 4:30 P.M. AND 9:00 P.M. EASTERN TIME. ProFunds may not receive or accept orders at any other time. If the primary exchange or market (generally, the CME) on which a ProFund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.


          PLEASE KEEP IN MIND WHEN EXCHANGING SHARES:

          o An exchange is actually a redemption (sale) of shares of one ProFund and purchase of shares of another ProFund.

          o The minimum exchange for self-directed accounts is $1,000 or, if less, for the account's entire current value.

          o You may exchange, on a regular basis, shares of the Money Market ProFund (described in another prospectus) for shares of other ProFunds through an Automatic Exchange Plan. For more information on this option, please call the ProFunds at 888-776-3637.


26        Shareholder Services Guide

          o Before executing an exchange between ProFunds described in this prospectus for shares of another ProFund, a shareholder must first review the prospectus related to the other ProFund. Such prospectus may be obtained by contacting ProFunds by letter or telephone at the address or phone number noted on the back cover of this prospectus or by visiting the ProFunds' website (www.profunds.com).


REDEEMING PROFUND SHARES

          YOU CAN REDEEM ALL OR PART OF YOUR SHARES AT THE PRICE NEXT DETERMINED AFTER WE RECEIVE YOUR REQUEST. PROFUNDS CAN ONLY ACCEPT REDEMPTION ORDERS BY PHONE BETWEEN 8:00 A.M. AND 3:50 P.M. AND BETWEEN 4:30 P.M. AND 9:00 P.M. EASTERN TIME. ProFunds may not receive or accept orders at any other time. If the primary exchange or market on which a ProFund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.

          WRITTEN REDEMPTIONS

          To redeem all or part of your shares in writing, your request needs to include the following information:

          o the name of the ProFund(s),

          o the account number(s),

          o the amount of money or number of shares being redeemed,

          o the name(s) of the account owners,

          o the signature(s) of all registered account owners, and

          o your daytime telephone number.


                                                Shareholder Services Guide    27

          WIRE REDEMPTIONS

          If your account is authorized for wire redemption, your proceeds will be wired directly into the bank account you have designated. The ProFunds charge a $15 service fee for a wire transfer of redemption proceeds, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call the ProFunds to request the appropriate form. Wire redemptions are not available for retirement accounts.


          SIGNATURE GUARANTEE

          Certain redemption requests must include a signature guarantee. Your request needs to be in writing and include a signature guarantee if any of the following situations apply:

          o Your account registration or address has changed within the last 30 calendar days.

          o The check is being mailed to a different address than the one on your account.

          o The check or wire is being made payable to someone other than the account owner.

          o The redemption proceeds are being transferred to an account with a different registration.

          o You wish to redeem more than $100,000.

          o You are adding or changing wire instructions on your account.

          o Other unusual situations as determined by the ProFunds' transfer agent.

          Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stock broker, a savings association or a national securities exchange.


28        Shareholder Services Guide

          PLEASE KEEP IN MIND WHEN REDEEMING SHARES:

          o Redemptions from self-directed accounts must be for at least $1,000 or, if less, for the account's entire current value. The remaining balance needs to be above the applicable minimum investment.

          o ProFunds normally remit redemption proceeds within seven days of completing your liquidation out of the relevant ProFund. For redemption of shares purchased by check or Automatic Investment, ProFunds may wait up to 15 days before sending redemption proceeds to assure that the transfer agent has collected the purchase payment.

          o ProFunds will remit payment of telephone redemptions only to the address or bank of record on the account application. You must submit, in writing, a request for payment to any other address, along with a signature guarantee from a financial service organization.

          o To redeem shares in a retirement account, your request needs to be in writing, except for exchanges to other ProFunds, which can be requested by phone or in writing. Call ProFunds to request a retirement distribution form.

          o Involuntary Redemptions: ProFunds reserve the right to redeem involuntarily an investor's account, including a retirement account, which falls below the applicable minimum investment in total value in the ProFunds due to redemption. In addition, both a request for a partial redemption by an investor whose account balance is below the minimum investment and a request for partial redemption by an investor that would bring the account below the minimum investment will be treated as a request by the investor for a complete redemption of the account.


                                                Shareholder Services Guide    29

          SUSPENSION OF REDEMPTIONS

          Your right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the NYSE or the Federal Reserve Bank of New York, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted, as determined by the Securities and Exchange Commission;
          (ii) for any period during which an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of a ProFund's investments or the determination of its net asset value is not reasonably practicable; or (iii) for such other periods as the Securities and Exchange Commission, by order, may permit for protection of the ProFunds' investors.



AUTOMATIC INVESTMENT AND REDEMPTION PLANS

          Shareholders may buy and redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100 and the minimum automatic redemption is $500. These minimums are waived for IRA shareholders 70 1/2 years of age or older.


ABOUT TELEPHONE TRANSACTIONS

          o It may be difficult to reach the ProFunds by telephone during periods of heavy market activity or other times. If you are unable to reach us by telephone, consider sending written instructions.

          o You may initiate numerous transactions by telephone. Please note, however, that the ProFunds and their agents will not be responsible for losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.


30        Shareholder Services Guide

                                                                        PROFUNDS

                                                                      MANAGEMENT


BOARD OF TRUSTEES AND OFFICERS

          The ProFunds' Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds' officers are responsible for day-to-day operations of the ProFunds.


INVESTMENT ADVISOR

          PROFUND ADVISORS LLC

          ProFund Advisors LLC, located at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814, serves as the investment advisor to all of the ProFunds and provides investment advice and management services. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund. It receives fees equal to 0.75% of the average daily net assets of each of the UltraSmall-Cap ProFund and the Ultra Mid-Cap ProFund and 0.90% of the average daily net assets of the UltraJapan ProFund. ProFund Advisors bears the costs of advisory services.

          MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC, served as senior vice president of Padco Advisors, Inc., which advised Rydex(R)Funds. In addition, Mr. Sapir practiced law for over 13 years, most recently as a partner in a Washington-based law firm. As an attorney, Mr. Sapir advised and represented mutual funds and other financial institutions. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).


                                                      ProFunds Management     31

          LOUIS M. MAYBERG, President of ProFund Advisors LLC, co-founded National Capital Companies, L.L.C., an investment bank in 1986, and manages its hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

          WILLIAM E. SEALE, PH.D., Director of Portfolio for ProFund Advisors LLC, has more than 29 years of experience in the commodity futures markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission. He earned his degrees at University of Kentucky. Dr. Seale also holds an appointment as Professor of Finance at George Washington University.

          Each ProFund is managed by an investment team chaired by Dr. Seale.


OTHER SERVICE PROVIDERS

          BISYS Fund Services, located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services. Each ProFund pays BISYS a fee, on a sliding scale, for its administrative services. For average daily net assets up to $300 million, the fee is 0.15% of the assets, and it declines to 0.05% for average daily net assets of $1 billion or more.

          ProFund Advisors also performs client support and administrative services for the ProFunds. Each ProFund pays a fee of 0.15% of its average daily net assets for these services.


32        ProFunds Management

OTHER INFORMATION

          "Standard & Poor's(R)," "S&P(R)," and "S&P MidCap400 Index," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the ProFunds. "Russell 2000(R) Index" is a trademark of the Frank Russell Company. The ProFunds are not sponsored, endorsed, sold or promoted by Standard & Poor's or the Frank Russell Company and neither Standard & Poor's nor the Frank Russell Company makes any representation regarding the advisability of investing in the Product.

          (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P).



                                                       ProFunds Management    33

          You can find more detailed information about each of the ProFunds in their current Statement of Additional Information, dated February 1, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus dated February 1, 2000. To receive your free copy of a Statement of Additional Information, or if you have questions about investing in the Funds, write to us at:

          PROFUNDS
          P.O. BOX 182800
          COLUMBUS, OH 43218-2800

          or call our toll-free numbers:

          (888) PRO-FNDS (888) 776-3637 FOR INVESTORS
          (888) PRO-5717 (888) 776-5717 FINANCIAL PROFESSIONALS ONLY

          or visit our website www.profunds.com

          You can find other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at "publicinfo@sec.gov" or by writing to the Public Reference Section of the SEC, Washington D.C. 20549-0102. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

          PROFUNDS EXECUTIVE OFFICES
          BETHESDA, MD


[PROFUNDS LOGO]

811-08239